UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2007
VISUAL SCIENCES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31613	33-0727173
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10182 Telesis Court, 6th Floor, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 546-0040
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1

Item 8.01. Other Events.
     This Current Report on Form 8-K is filed by Visual Sciences, Inc., a Delaware corporation formerly known as WebSideStory, Inc. (the “Company”), in connection with the matters described herein.
     In 2006, the Company operated through two divisions — the WebSideStory division and the Visual Sciences division. In December 2006, the Company announced the consolidation of its analytics sales, services and marketing organizations into a single force for 2007, enabling it to execute a single strategy across two brands, WebSideStory and Visual Sciences, and their associated product lines. Also during the first quarter of 2007, the Company’s Chief Executive Officer began evaluating the Company’s performance on a consolidated basis. As a result of these changes, during the first quarter of 2007, the Company combined its two reportable business segments and began operating its business in one reportable segment: a suite of products that builds and optimizes a company’s online presence and analyzes customer interactions and data across a company’s business.
     Accordingly, solely for purposes of comparison, we have recast the segment information in the footnotes to the Company’s consolidated financial statements filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “Form 10-K”) to conform to this single reportable segment. These recast consolidated financial statements are attached hereto as Exhibit 99.1. The financial information attributable to the single reportable segment constitutes, and is identical to, the Company’s consolidated financial information previously reflected in the consolidated financial statements filed by the Company. The attached consolidated financial statements recast only the applicable segment information in the footnotes thereto, and there have been no other changes to the Company’s consolidated financial information reflected in the attached consolidated financial statements from the information contained in the Company’s consolidated financial statements previously filed with the Form 10-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Consolidated Financial Statements of Visual Sciences, Inc. (formerly known as WebSideStory, Inc.).

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISUAL SCIENCES, INC.

Date: June 8, 2007
	By:	/s/ CLAIRE LONG

Claire Long Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Consolidated Financial Statements of Visual Sciences, Inc. (formerly known as WebSideStory, Inc.).